UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2016

CAROLINA FINANCIAL CORPORATION

(Exact Name of Registrant As Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19029	57-1039637
(Commission File Number)	(I.R.S. Employer Identification No.)

288 Meeting Street, Charleston, South Carolina	29401
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 3, 2016, the Board of Directors of Carolina Financial Corporation (the “Company”) amended and restated the Company’s Restated Bylaws to amend the procedures for providing notice to directors with respect to a special meeting of the Board of Directors. The foregoing description of the Company’s Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is included as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Stockholders of the Company was held on May 3, 2016 at 5:00 p.m., at The Country Club of Charleston, 1 Country Club Drive, Charleston, South Carolina (the “Annual Meeting”). Of the 12,051,615 shares outstanding, at the Annual Meeting there were present, in person or by proxy, 9,551,254 shares of the Company’s common stock, representing approximately 79.25% of the total outstanding eligible votes. The stockholders of the Company voted: (1) to elect four Class II members and one Class III member to the Board of Directors; (2) for approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 15,000,000 to 25,000,000 shares; and (3) to ratify the appointment of Elliott Davis Decosimo, LLC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2016.

1.      To elect four Class II directors and one Class III Directors

Nominee	Class	For	Withheld	Broker Non-votes
W. Scott Brandon	Class II	7,009,488	102,378	2,439,388
Jeffery L. Deal, M.D.	Class II	6,959,342	152,524	2,439,388
Michael P. Leddy	Class II	6,143,921	967,945	2,439,388
Thompson E. Penney	Class II	7,013,742	98,124	2,439,388
Daniel H. Isaac	Class III	7,088,075	23,791	2,439,388

The other directors that continued in office after the meeting are as follows:

Class I	Class III
Robert M. Moise	Robert G. Clawson, Jr
David L. Morrow	G. Manly Eubank
Jerold L. Rexroad
Claudius E. Watts IV

Three of the Company’s Class II directors, Howell V. Bellamy, Jr., Benedict P. Rosen, and Bonum S. Wilson, Jr., did not stand for re-election based on the age limitation for directors set forth in the Company’s Amended and Restated Bylaws. Accordingly, Messrs. Bellamy, Rosen, and Wilson retired from the Board of Directors effective as of the adjournment of the Annual Meeting.

2.      To amend the Company’s Restated Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 15,000,000 to 25,000,000 shares:

For	Against	Abstain
8,919,989	385,646	176,047

3.      To ratify the appointment of Elliott Davis Decosimo, LLC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2016:

For	Against	Abstain
9,539,411	1,843	10,000

Item 8.01    Other Events

On May 3, 2016 the Company’s Board of Directors declared a quarterly cash dividend of $0.03 per share payable on its common stock. The cash dividend will be payable on July 11, 2016 to stockholders of record as of June 22, 2016.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws dated May 3, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA FINANCIAL CORPORATION,
Registrant

By:	/s/ William A. Gehman, III
Name:	William A. Gehman, III
Title:	Chief Financial Officer

Dated: May 5, 2016

EXHIBIT INDEX

Exhibit No.	Name
3.1	Amended and Restated Bylaws dated May 3, 2016